Exhibit 99.2
DTE Energy Company
Unaudited Pro Forma Consolidated Financial Statements

Separation Transaction
On July 1, 2021, DTE Energy (the "Company" or "DTE") completed the previously announced separation of its natural gas pipeline, storage and gathering non-utility business (the "Separation"). Separation of the new company, DT Midstream, Inc. ("DT Midstream"), was accomplished by the distribution of 96,732,466 shares of DT Midstream common stock to DTE shareholders (the "Distribution"). The Distribution reflected 100% of the outstanding common stock of DT Midstream as of 5:00 p.m. ET on the record date of June 18, 2021. DTE shareholders received one share of DT Midstream common stock for every two shares of DTE Energy common stock held at the close of business on the record date, with certain shareholders receiving cash in lieu of fractional shares of DT Midstream common stock. DT Midstream is now an independent public company under the symbol "DTM" on the New York Stock Exchange (NYSE). DTE Energy retains no ownership in DT Midstream.
For U.S. federal income tax purposes, DTE's U.S. shareholders generally should not recognize gain or loss as a result of the Distribution, except with respect to cash received in lieu of fractional shares.
Basis of Presentation
The following Unaudited Pro Forma Consolidated Statements of Operations of DTE Energy for the three months ended March 31, 2021 and for each of the three fiscal years ended December 31, 2020, 2019, and 2018 reflect DTE's results of operations as if the Separation had occurred on January 1, 2018. The following Unaudited Pro Forma Consolidated Statement of Financial Position of DTE Energy as of March 31, 2021 assumes that the Separation had occurred on that date. The unaudited pro forma consolidated financial information should be read in conjunction with the Consolidated Financial Statements, Combined Notes to Consolidated Financial Statements, and Management's Discussion and Analysis in the combined DTE Energy and DTE Electric Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Report on Form 10 -Q for the period ended March 31, 2021, which can be accessed through the Investor Relations SEC Filings page of DTE Energy's website at www.dteenergy.com. Beginning on July 1, 2021, DT Midstream's historical financial results for the periods prior to the Separation will be reflected in DTE's Consolidated Financial Statements as discontinued operations.
The Unaudited Pro Forma Consolidated Financial Statements are presented on information currently available and assumptions that we believe are reasonable. They are intended for illustrative purposes only, are not necessarily indicative of the operating results or financial position that would have been achieved had the Separation occurred on the dates indicated above, and do not reflect all actions that may be undertaken by us after the Separation of DT Midstream. In addition, the Unaudited Pro Forma Consolidated Financial Statements are not necessarily indicative of our results of operations and financial position for any future period.
The "Historical DTE Energy" column in the Unaudited Pro Forma Consolidated Financial Statements reflects our historical Consolidated Financial Statements for the periods presented, prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), and does not reflect any adjustments to the Separation and Distribution and related transactions.
The adjustments included within the "Separation of DT Midstream" column of the Unaudited Pro Forma Consolidated Financial Statements are consistent with the guidance for discontinued operations, ASC 205, Presentation of Financial Statements - Discontinued Operations ("ASC 205"), under GAAP. This information was derived from our Consolidated Financial Statements and related accounting records for the three months ended March 31, 2021 and for each of the three fiscal years ended December 31, 2020, 2019, and 2018. The Company's current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes discontinued operations accounting to be reported in the Company's Quarterly Report on Form 10-Q for the period ending September 30, 2021.
The unaudited pro forma consolidated financial information has been prepared in accordance with Article 11 of Regulation S-X as amended by final rule, Release No. 33-10786 "Amendments to Financial Disclosures about Acquired and Disposed Businesses".

Article 11 of Regulation S-X requires that pro forma financial information include the following pro forma adjustments to the historical financial information of the registrant as follows:
•Transaction Accounting Adjustments - Adjustments that reflect only the application of required accounting to the acquisition, disposition, or other transaction.
•Autonomous Entity Adjustments - Adjustments that are necessary to reflect the operations and financial position of the registrant as an autonomous entity when the registrant was previously part of another entity.
In addition, Regulation S-X permits registrants to reflect adjustments that depict synergies and dis-synergies of the acquisitions and dispositions for which pro forma effect is being given in our disclosures as management adjustments. We have determined not to disclose such adjustments because we do not believe presenting such adjustments would enhance an understanding of the pro forma effects of the transaction.
There are no autonomous entity adjustments included in the pro forma financial information.
The transaction accounting adjustments to reflect the Separation of DT Midstream in the Unaudited Pro Forma Consolidated Financial Statements include:
•Adjustments to revenue, expenses, assets, liabilities, and equity attributable to DT Midstream which were included in the Company's historical financial statements required to present it on a discontinued operations basis in accordance with ASC 205. Corporate expenses that were not specifically related to DT Midstream have been excluded, as such general corporate expenses do not meet the requirement to be presented in discontinued operations.
•Adjustments for intercompany activity between DTE Energy and DT Midstream to support the Separation.
•Adjustments to deferred income taxes representing the tax effect of temporary differences between the tax basis of assets and liabilities and the reported amounts to be transferred to DT Midstream.

DTE Energy Company
Pro Forma Consolidated Statements of Operations (Unaudited)

	Three Months Ended March 31, 2021
	Historical DTE Energy	Separation of DT Midstream (A)	Transaction Accounting Adjustments	Note	Pro Forma DTE Energy
	(In millions, except per share amounts)
Operating Revenues
Utility operations	$1,953	$—	$—		$1,953
Non-utility operations	1,825	(197)	—		1,628
	3,778	(197)	—		3,581

Operating Expenses
Fuel, purchased power, and gas — utility	544	—	—		544
Fuel, purchased power, gas, and other — non-utility	1,600	(5)	—		1,595
Operation and maintenance	608	(41)	39	(B)	606
Depreciation and amortization	368	(41)	—		327
Taxes other than income	122	(7)	—		115
Asset (gains) losses and impairments, net	(1)	1	—		—
	3,241	(93)	39		3,187
Operating Income	537	(104)	(39)		394

Other (Income) and Deductions
Interest expense	181	(26)	—		155
Interest income	(7)	3	—		(4)
Non-operating retirement benefits, net	4	—	—		4
Other income	(76)	33	—		(43)
Other expenses	10	—	—		10
	112	10	—		122
Income Before Income Taxes	425	(114)	(39)		272

Income Tax Expense	28	(34)	—		(6)

Net Income	397	(80)	(39)		278

Less: Net Income Attributable to Noncontrolling Interests	—	(3)	—		(3)

Net Income Attributable to DTE Energy Company	$397	$(77)	$(39)		$281

Basic Earnings per Common Share
Net Income Attributable to DTE Energy Company	$2.05				$1.45

Diluted Earnings per Common Share
Net Income Attributable to DTE Energy Company	$2.05				$1.45

Weighted Average Common Shares Outstanding
Basic	194				194
Diluted	194				194

DTE Energy Company
Pro Forma Consolidated Statements of Operations (Unaudited)

	Year Ended December 31, 2020
	Historical DTE Energy	Separation of DT Midstream (A)	Transaction Accounting Adjustments	Note	Pro Forma DTE Energy
	(In millions, except per share amounts)
Operating Revenues
Utility operations	$6,845	$—	$—		$6,845
Non-utility operations	5,332	(754)	—		4,578
	12,177	(754)	—		11,423

Operating Expenses
Fuel, purchased power, and gas — utility	1,719	—	—		1,719
Fuel, purchased power, gas, and other — non-utility	4,141	(21)	—		4,120
Operation and maintenance	2,443	(135)	—		2,308
Depreciation and amortization	1,443	(151)	—		1,292
Taxes other than income	410	(15)	—		395
Asset (gains) losses and impairments, net	35	2	—		37
	10,191	(320)	—		9,871
Operating Income	1,986	(434)	—		1,552

Other (Income) and Deductions
Interest expense	720	(113)	—		607
Interest income	(38)	9	—		(29)
Non-operating retirement benefits, net	50	—	—		50
Other income	(388)	129	—		(259)
Other expenses	104	—	—		104
	448	25	—		473
Income Before Income Taxes	1,538	(459)	—		1,079

Income Tax Expense	167	(130)	—		37

Net Income	1,371	(329)	—		1,042

Less: Net Income Attributable to Noncontrolling Interests	3	(12)	—		(9)

Net Income Attributable to DTE Energy Company	$1,368	$(317)	$—		$1,051

Basic Earnings per Common Share
Net Income Attributable to DTE Energy Company	$7.09				$5.44

Diluted Earnings per Common Share
Net Income Attributable to DTE Energy Company	$7.08				$5.44

Weighted Average Common Shares Outstanding
Basic	193				193
Diluted	193				193

DTE Energy Company
Pro Forma Consolidated Statements of Operations (Unaudited)

	Year Ended December 31, 2019
	Historical DTE Energy	Separation of DT Midstream (A)	Transaction Accounting Adjustments	Note	Pro Forma DTE Energy
	(In millions, except per share amounts)
Operating Revenues
Utility operations	$6,638	$—	$—		$6,638
Non-utility operations	6,031	(501)	—		5,530
	12,669	(501)	—		12,168

Operating Expenses
Fuel, purchased power, and gas — utility	1,798	—	—		1,798
Fuel, purchased power, gas, and other — non-utility	5,053	(18)	—		5,035
Operation and maintenance	2,419	(102)	—		2,317
Depreciation and amortization	1,263	(94)	—		1,169
Taxes other than income	414	(8)	—		406
Asset (gains) losses and impairments, net	15	(1)	—		14
	10,962	(223)	—		10,739
Operating Income	1,707	(278)	—		1,429

Other (Income) and Deductions
Interest expense	641	(73)	—		568
Interest income	(17)	8	—		(9)
Non-operating retirement benefits, net	39	—	—		39
Other income	(350)	99	—		(251)
Other expenses	70	—	—		70
	383	34	—		417
Income Before Income Taxes	1,324	(312)	—		1,012

Income Tax Expense	152	(82)	—		70

Net Income	1,172	(230)	—		942

Less: Net Income Attributable to Noncontrolling Interests	3	(16)	—		(13)

Net Income Attributable to DTE Energy Company	$1,169	$(214)	$—		$955

Basic Earnings per Common Share
Net Income Attributable to DTE Energy Company	$6.32				$5.16

Diluted Earnings per Common Share
Net Income Attributable to DTE Energy Company	$6.31				$5.15

Weighted Average Common Shares Outstanding
Basic	185				185
Diluted	185				185

DTE Energy Company
Pro Forma Consolidated Statements of Operations (Unaudited)

	Year Ended December 31, 2018
	Historical DTE Energy	Separation of DT Midstream (A)	Transaction Accounting Adjustments	Note	Pro Forma DTE Energy
	(In millions, except per share amounts)
Operating Revenues
Utility operations	$6,670	$—	$—		$6,670
Non-utility operations	7,542	(485)	—		7,057
	14,212	(485)	—		13,727

Operating Expenses
Fuel, purchased power, and gas — utility	1,981	—	—		1,981
Fuel, purchased power, gas, and other — non-utility	6,630	(22)	—		6,608
Operation and maintenance	2,451	(89)	—		2,362
Depreciation and amortization	1,124	(82)	—		1,042
Taxes other than income	405	(8)	—		397
Asset (gains) losses and impairments, net	27	—	—		27
	12,618	(201)	—		12,417
Operating Income	1,594	(284)	—		1,310

Other (Income) and Deductions
Interest expense	559	(68)	—		491
Interest income	(12)	9	—		(3)
Non-operating retirement benefits, net	37	—	—		37
Other income	(333)	127	—		(206)
Other expenses	127	(7)	—		120
	378	61	—		439
Income Before Income Taxes	1,216	(345)	—		871

Income Tax Expense	98	(76)	—		22

Net Income	1,118	(269)	—		849

Less: Net Income Attributable to Noncontrolling Interests	(2)	(28)	—		(30)

Net Income Attributable to DTE Energy Company	$1,120	$(241)	$—		$879

Basic Earnings per Common Share
Net Income Attributable to DTE Energy Company	$6.18				$4.84

Diluted Earnings per Common Share
Net Income Attributable to DTE Energy Company	$6.17				$4.84

Weighted Average Common Shares Outstanding
Basic	181				181
Diluted	181				181

DTE Energy Company
Pro Forma Consolidated Statements of Financial Position (Unaudited)

	Three Months Ended March 31, 2021
	Historical DTE Energy	Separation of DT Midstream (A)	Transaction Accounting Adjustments	Note	Pro Forma DTE Energy
	(In millions)
ASSETS
Current Assets
Cash and cash equivalents	$1,568	$(29)	$5	(C)	$1,544
Restricted cash	2	—	—		2
Accounts receivable, net
Customer	1,553	(107)	—		1,446
Affiliates - due from DTE Energy	—	(6)	6	(C)	—
Other	132				132
Inventories
Fuel and gas	204	—	—		204
Materials, supplies, and other	460	(8)	—		452
Derivative assets	73	—	—		73
Regulatory assets	117	—	—		117
Other	267	(40)	—		227
	4,376	(190)	11		4,197
Investments
Nuclear decommissioning trust funds	1,924	—	—		1,924
Investments in equity method investees	1,856	(1,683)	—		173
Other	197	—	—		197
	3,977	(1,683)	—		2,294
Property
Property, plant, and equipment	38,430	(4,000)	—		34,430
Accumulated depreciation and amortization	(10,158)	538	—		(9,620)
	28,272	(3,462)	—		24,810
Other Assets
Goodwill	2,466	(473)	—		1,993
Regulatory assets	4,070	(3)	—		4,067
Intangible assets	2,318	(2,125)	—		193
Notes receivable	304	(18)	—		286
Derivative assets	37	—	—		37
Prepaid postretirement costs	576	—	—		576
Operating lease right-of-use assets	145	(40)	—		105
Other	158	(19)	—		139
	10,074	(2,678)	—		7,396
Total Assets	$46,699	$(8,013)	$11		$38,697

DTE Energy Company

Pro Forma Consolidated Statements of Financial Position (Unaudited) — (Continued)

	Three Months Ended March 31, 2021
	Historical DTE Energy	Separation of DT Midstream (A)	Transaction Accounting Adjustments	Note	Pro Forma DTE Energy
	(In millions, except shares)
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable
Affiliates - due to DTE Energy	$—	$(11)	$11	(C)	$—
Other	955	(19)	—		936
Short-term borrowings due to DTE Energy	—	(2,770)	2,770	(D)	—
Accrued interest	169	—	—		169
Dividends payable	210	—	—		210
Short-term borrowings	52	—	—		52
Current portion long-term debt, including finance leases	469	—	—		469
Derivative liabilities	89	—	—		89
Gas inventory equalization	68	—	—		68
Regulatory liabilities	29	—	—		29
Operating lease liabilities	33	(18)	—		15
Other	521	(43)	39	(B)	517
	2,595	(2,861)	2,820		2,554
Long-Term Debt (net of current portion)
Mortgage bonds, notes, and other	18,796	—	(3,047)	(D)	15,749
Junior subordinated debentures	1,175	—	—		1,175
Finance lease liabilities	22	—	—		22
	19,993	—	(3,047)		16,946
Other Liabilities
Deferred income taxes	2,894	(777)	—		2,117
Regulatory liabilities	3,416	—	—		3,416
Asset retirement obligations	2,879	(10)	—		2,869
Unamortized investment tax credit	160	—	—		160
Derivative liabilities	119	—	—		119
Accrued pension liability	773	—	—		773
Accrued postretirement liability	404	—	—		404
Nuclear decommissioning	295	—	—		295
Operating lease liabilities	105	(24)	—		81
Other	352	(43)	—		309
	11,397	(854)	—		10,543
Commitments and Contingencies (Notes 6 and 13)

Equity
Common stock	5,344	—	—		5,344
Retained earnings	7,342	(4,157)	277	(D)	3,423
			(39)	(B)
Accumulated other comprehensive loss	(134)	10	—		(124)
Total DTE Energy Company Equity	12,552	(4,147)	238		8,643
Noncontrolling interests	162	(151)	—		11
Total Equity	12,714	(4,298)	238		8,654
Total Liabilities and Equity	$46,699	$(8,013)	$11		$38,697

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
A.Reflects the discontinued operations, including associated assets, liabilities, and equity and results of operations attributable to DT Midstream which were included in the Company's historical financial statements. In accordance with ASC 205-20, Presentation of Financial Statements - Discontinued Operations, the amounts included adjustments for the following:
i.Exclusion of general corporate overhead costs which were historically allocated to DT Midstream that do not meet the requirements to be presented in discontinued operations. Such allocations included expenses related to labor and benefits, professional fees, shared assets and other expenses related to DTE Energy's corporate functions that historically provided support to DT Midstream
ii.Income tax related adjustments representing the Company's current estimates on a discontinued operations basis, which could materially change as the Company finalizes its discontinued operations accounting to be reported in the Quarterly Report on Form 10-Q for the three months ended September 30, 2021 and the Annual Report on Form 10-K for the year ended December 31, 2021
B.Subsequent to March 31, 2021, DTE Energy anticipates it will incur additional non-recurring costs of approximately $39 million to complete the Separation. These costs primarily relate to transaction advisory and professional fees associated with the Separation. The Unaudited Pro Forma Consolidated Statement of Financial Position as of March 31, 2021 has been adjusted to record estimated separation costs of $39 million in Other current liabilities with a corresponding decrease to Retained earnings. The Unaudited Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2021 has been adjusted to record estimated separation costs of $39 million in Operation & maintenance expenses.
C.Adjustments represent the settlement of intercompany Accounts Receivable and Accounts Payable between DTE Energy and DT Midstream in conjunction with the Separation.
D.Pursuant to the Separation and Distribution Agreement between DTE Energy and DT Midstream, DT Midstream incurred indebtedness in June 2021 in the form of senior notes and a term loan for net proceeds of $3,047 million in order to settle DT Midstream's short-term borrowings due to DTE Energy. The settlement has been reflected through the following adjustments:
i.the repayment of DT Midstream's short-term borrowings due to DTE Energy as of March 31, 2021 of $2,770 million
ii.estimated dividend for the remainder of DT Midstream debt proceeds to DTE Energy of $277 million
iii.assumed repayment of certain DTE Energy long-term debt with the proceeds received from DT Midstream as described in i) and ii) above